Exhibit 99.1

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Leader in Fiber Optic Management and Connectivity Solutions Fiscal Q4 and FY 2018 Earnings Call FieldReport

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements • Forward - looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “est ima te,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements includ e, for example, statements about the Company’s future revenue and operating performance, integration of the acquired active cabinet line, tre nds in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company’s sales and marketing strategies and organizatio n, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Com pan y's current expectations and judgments about future developments in the Company's business. Certain important factors could have a materi al impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of som e c ustomers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we mus t continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acqui red active cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operatin g r esults may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market p ric e of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in ou r i ndustry may result in price reductions, lower gross profits and loss of market share; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sal es in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in b usi ness with these major customers would adversely affect us; our planned implementation of information technology systems could result in signi fic ant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sa les or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the Un ite d States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers ’ b usinesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2 017 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to refle ct actual events unless required by law. © Copyright 2018 Clearfield, Inc. All Rights Reserved. NASDAQ:CLFD 2

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD FQ4 and FY 2018 Review NASDAQ:CLFD 4 • Record revenues of $22.5 million for FQ4, up 22% year - over - year • Continued strong performance in Community Broadband business , where revenues increased 27% year - over - year driven largely by active cabinet line • Exceeded FY 2018 revenue guidance of $74 - $76 million with $77.7 million in revenue, up 5% over FY 2017 • Net income and net income per diluted share up 11% and 14% , respectively, for the year $18.4M $16.9M $16.8M $21.5M $22.5M Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Quarterly Revenue $58.0M $60.3M $75.3M $73.9M $77.7M 2014 2015 2016 2017 2018 Annual Revenue

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Recent Operational and Market Progress 5 1) Based on revenue of $77.7 million for the fiscal year ended Sept. 30, 2018 69% 9% 9% 7% 6% FY 18 Revenue Composition 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) Wireline/Wireless National Telco Carrier (Tier 1) MSO (Cable TV) International (Canada and CALA) Legacy (contract manufacturing and misc. sales) $11.9M $1.6M $1.8M $1.5M $1.3M $15.1M $2.4M $1.8M $1.4M $1.2M Community Broadband National Carrier MSO International Legacy FQ4 17 FQ4 18 Q4 Year - Over - Year Revenue Change by Market NASDAQ:CLFD

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Quarterly Financial Performance $18.4M $16.9M $16.8M $21.5M $22.5M Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Revenue 7 - 13% - 8% - 5% +10% +22% Year - over - Year Growth Rate NASDAQ:CLFD

Quarterly Financial Performance
Revenue
Gross Profit
$18.4M
$16.9M
$16.8M
$21.5M
$22.5M
Q4-17 Q1-18 Q2-18 Q3-18 Q4-18
-13% -8% -5% +10% +22%
Year-over-Year Growth Rate
$7.7M
$7.1M
$6.8M
$8.5M
$8.6M
Q4-17 Q1-18 Q2-18 Q3-18 Q4-18
41.7% 42.1% 40.3% 39.5% 38.3%
Gross Profit (%)
NASDAQ CLFD
8

Gross profit for the fourth quarter of fiscal 2018 increased 12%, as compared to the fourth quarter of fiscal 2017, to $8.6 million, or 38.3% of total revenue. The lower gross margins during fiscal Q4 were due to higher sales of our active cabinet line, which carry lower gross margins than our other products. For the full year, gross profit increased 2% to $31.0 million, or 39.9% of total revenue, which was in line with our guidance of 40% for the year.

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Operating Expenses 9 $6.2M $6.5M $7.3M $6.1M $6.1M Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Operating Expenses % of Revenue NASDAQ:CLFD

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018
Operating Expenses
Revenue
$18.4M
$16.9M
$16.8M
$21.5M
$22.5M
Q4-17 Q1-18 Q2-18 Q3-18 Q4-18
-13% -8% -5% +10% +22%
Year-over-Year Growth Rate
Gross Profit
$7.7M
$7.1M
$6.8M
$8.5M
$8.6M
Q4-17 Q1-18 Q2-18 Q3-18 Q4-18
41.7% 42.1% 40.3% 39.5% 38.3%
Gross Profit (%)
Net Income
$1.3M
$0.9M
-$0.3M
$1.8M
$1.9M
Q4-17 Q1-18 Q2-18* Q3-18 Q4-18
6.8% 5.6% -1.8% 8.2% 8.4%
Net Margin
*Net income for fiscal Q2 2018 was impacted by a one-time payment of $850,000 related to the litigation settlement with CommScope
NASDAQ:CLFD 10

Net income for the fourth quarter was up 49% to $1.9 million, or $0.14 per diluted share, from $1.3 million, or $0.09 per diluted share, in the same year-ago quarter. For the full fiscal year 2018, net income totaled $4.3 million, or $0.32 per diluted share, compared to $3.8 million, or $0.28 per diluted share, in fiscal 2017. With a net income margin of 5.5%, we exceeded our guidance range of 3% - 5% for fiscal 2018.

Turning now to our balance sheet…

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Balance Sheet Supports Growth NASDAQ:CLFD 11 $22.6M $33.1M $34.3M $44.2M $44.3M $35.5M 2013 2014 2015 2016 2017 2018 Cash and Investment Balances $ in Millions Sept. 30, 2018 Sept. 30, 2017 Cash and Investments $35.5 $44.3 Total Assets $74.2 $69.5 Stockholders’ Equity $68.9 $64.5 Total Debt $0 $0 Total Capitalization $68.9 $64.5

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Operational Update and Outlook Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 12

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan 13 Enhancing Competitive Position and Operational Effectiveness Capitalizing on Disruptive Growth Opportunities Within Tier 1 Markets Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities Maintaining steady growth rate of 8 - 12% Invest in products, manufacturing and supply chain to increase competitiveness and maintain & reduce costs Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG - PON, and open computing initiatives NASDAQ:CLFD

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Preparing for 5G — The Elephant Beyond the Trunk NASDAQ:CLFD 14 • 5G spend will enter rapid turn - up but still in infancy • Market believed to have 20+ year sustainable opportunity • No existing incumbent • Unique point of entry for Clearfield, with next three years pivotal to gain 5G foothold Sources: Dell’Oro, Morgan Stanley Research Estimates. Strategy Analytics Service Provider Strategies, 2018 $0B $50B $100B $150B $200B $250B 2019 2022 2025 2028 2031 2034 2037 2040 Cumulative 5G Cycle Spend 0 2,000 4,000 6,000 8,000 10,000 2016 2017 2018 2019 2020 2021 2022 2023 5G 4G 3G 2G Wireless Subscriptions by Generation (in millions)

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Fiscal 2019 Outlook and Guidance 15 • $83 - $87 million in revenue • 37% - 38% gross margins • Operating expenses targeted at 31% - 33% of revenue • 3% - 5% net income as a percent of revenue $58.0 $60.3 $75.3 $73.9 $77.7 $83 - $87 2014 2015 2016 2017 2018 2019F Revenue Growth Outlook ($ in Millions)

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 16 Dan Herzog CHIEF FINANCIAL OFFICER

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD 17 NASDAQ:CLFD

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Thank You Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 18

FieldReport / Fiscal Q4 and FY 2018 Earnings Call / November 8, 2018 NASDAQ:CLFD Company Contact: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net Investor Relations: Matt Glover or Najim Mostamand, CFA Liolios Group, Inc. (949) 574 - 3860 CLFD@liolios.com NASDAQ:CLFD 19